Exhibit 10.124
Amendment #12 to SOW 4903RL1112
August 21, 2008
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95119
Subject: Amendment #12 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003
This Amendment #12 “(Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.
This amendment will be effective when signed by both parties.
1.0	Amendment #11 will not be issued due to an administrative error.

2.0	Amend the Preamble in the SOW in its entirety and replace it with the following:

This Statement of Work (“SOW”) No. # 4903RL1112 adopts and incorporates by reference the terms and conditions of Goods Agreement # ROC-P-68 (“GA”) between International Business Machines Corporation “Buyer” or “IBM”) and Brocade Communications Systems, Inc with offices at 1745 Technology Drive, San Jose, CA 95110 (“Supplier” or “Brocade”). This SOW is effective beginning on December15, 2003 (“Effective Date”) and will remain in effect until December 14, 2011. Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the GA and any applicable Work Authorizations (“WAs”). This SOW is not a WA. Product Unique Attachments and any changes thereto must be in a writing signed by both parties, and the terms of a Product Unique Attachment will apply only to the Products identified in such Product Unique Attachment. The initial Product Unique Attachment is attached hereto and incorporated herein by reference as “Product Unique Attachment # 1”, and the additional Attachments 2 through 5 are attached hereto and incorporated herein by reference. Subsequent Product Unique Attachments or changes to existing Product Unique Attachments will take effect on the effective date provided therein and will be incorporated herein upon execution by the parties.

3.0	Replace “Lead Time” in Section 1 with the following:
“Lead Time” means the minimum length of time prior to a specific delivery date that Supplier must receive a WA from Buyer to ensure delivery by such date. For direct purchase orders that are within IBM’s forecast, the Lead-time for delivery FCA  Brocade’s dock is [**] business days from the date that Brocade receives IBM’s purchase order.  For direct purchase orders that are beyond IBM’s forecast, the Lead-time for delivery FCA Brocade’s dock is [**] business days from the date that Brocade receives IBM’s purchase order. Refer to Amendment 1/Attachment 5 for terms and conditions relating to the fulfillment of product by Supplier under hubbing arrangements.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW 4903RL1112
4.0 Replace Section 4 of PUA “Product Price List and Description” in its entirety with the following:
PRODUCT UNIQUE ATTACHMENT
4.0 PART NUMBER UNIQUE TERMS
Section 4.1: PRODUCT PRICE LIST AND DESCRIPTION

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for
Part	Supplier Part	locations	Product		Group	non-hub	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	Maintenance	Total Price
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW 4903RL1112

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for
Part	Supplier Part	locations	Product		Group	non-hub	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	Maintenance	Total Price
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Freight -
DDU for
hub locs
Intel		Fulfillment hub			Ship	FCA for
Part	Supplier Part	locations (if	Product		Group	non-hub	**Software
Number	Number *	required) *	Description	Unit Price of Product	adder	loc	Maintenance	Total Price
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW 4903RL1112

Freight -
DDU for
hub locs
Buyer		Fulfillment hub			Ship	FCA for
Part	Supplier Part	locations	Product		group	non-hub	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	Maintenance	Total Price
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW 4903RL1112

Freight -
DDU for
hub locs
Buyer		Fulfillment hub			Ship	FCA for
Part	Supplier Part	locations	Product		group	non-hub	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	Maintenance	Total Price
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW 4903RL1112
Section 4.2: PRODUCT UNIT TERMS & REPAIR PRICING

		Fulfillment		Warranty	Repair
Buyer P/N	Supplier P/N	locations	Description	Period	Price(USD)*
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*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

		Fulfillment		Warranty	Repair
Intel P/N	Supplier P/N	locations	Description	Period	Price(USD)*
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*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

		Fulfillment		Warranty	Repair
Buyer P/N	Supplier P/N	locations	Description	Period	Price(USD)*
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW 4903RL1112

		Fulfillment		Warranty	Repair
Buyer P/N	Supplier P/N	locations	Description	Period	Price(USD)*
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*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #12 to SOW 4903RL1112
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.
Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.
Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Bryn Smith.

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines Corporation		Brocade Communications

By:		By:

IBM Signature	Date	Brocade Signature	Date

[**]

Printed Name		Printed Name

GCM

Title & Organization		Title & Organization

Communications Council

Address:		Address
3039 Cornwallis Rd		1745 Technology Drive
RTP, NC 27709		San Jose, CA 95110
USA

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL

By:

		Brocade Signature	Date

Ulrich Plechschmid

Printed Name

Vice President, EMEA

Title & Organization

R. Borders
Legal Approved on: 08/24/08

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.